DIRECTORS   JOHN C. ATWATER
                      RICHARD J. BRADSHAW
                      OTTO W. BUTZ
                      MARYELLIE K. MOORE
                      WENDELL G. VAN AUKEN
                      JAMES C. VAN HORNE
                        Chairman

           OFFICERS   JOHN T. PACKARD
                        President
                      DANIEL PIERCE
                        Vice President
                      EDWARD J. O'CONNELL
                        Vice President and
                        Assistant Treasurer
                      THOMAS F. McDONOUGH
                        Vice President and
                        Secretary
                      KATHRYN L. QUIRK
                        Vice President and
                        Assistant Secretary
                      STEPHEN A. WOHLER
                        Vice President

         INVESTMENT   Scudder Kemper Investments, Inc.
            MANAGER   101 California Street, Suite 4100
                      San Francisco, CA 94111

           TRANSFER   State Street Bank and Trust
              AGENT     Company
                      P.O. Box 8200
                      Boston, MA 02266-8200

          CUSTODIAN   Chase Manhattan Bank, N.A.
                      4 Chase Metro Tech Center
                      18th Floor
                      Brooklyn, NY 11245

      LEGAL COUNSEL   Howard, Rice, Nemerovski,
                        Canady, Falk & Rabkin
                      Three Embarcadero Center
                      Seventh Floor
                      San Francisco, CA 94111

        INDEPENDENT   Ernst & Young LLP
           AUDITORS   200 Clarendon Street
                      Boston, MA 02116


                                   ----------
                                   MONTGOMERY
                                   ----------
                                   MONTGOMERY
                                     STREET
                                     INCOME
                                   SECURITIES

                                       4

                                 Annual Report
                               December 31, 1997


SCUDDER                             (logo)

Investment Adviser

                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111
                                                                  (415) 981-8191

Dear Shareholder:

The investments of Montgomery Street Income Securities, Inc. (the Fund) produced a total return for the quarter ended December 31, 1997 of 3.01%, based on net asset value (NAV). This reflects an improvement in bond prices and dividends of $0.36 and $0.37 paid in October and December, respectively. The total return of the Fund, based on NAV, compared favorably with the unmanaged Lehman Brothers Aggregate Bond Index, an index we use for comparative purposes, which had a total return of 2.9% for the quarter. The December 31, 1997 NAV per share was $20.29, down from $20.45 at the end of the third quarter, primarily because of the $0.73 of income paid out during the quarter. The market price of the Fund's shares, which trade on the New York Stock Exchange, was $19.50 on December 31, versus $18.69 on September 30, 1997.

For the entire year, the Fund returned 12.09% based on NAV, compared to the Lehman Brothers Aggregate Bond Index's 9.7%. The market price discount of the shares as a percentage of the NAV narrowed over the year from over 11% to about 4% at year end.

On December 10, 1997, the Board of Directors declared a $0.37 per share dividend payable on December 31, 1997 to shareholders of record on December 20, 1997. This dividend is $.01 higher than the prior two dividends and represents the distribution of excess accumulation at year end. Accordingly, the amount should not be taken as the norm. The next dividend is expected to be paid in late April.

The tax loss carry forward the Fund has enjoyed for a number of years is almost exhausted. Any effect this will have on 1998 distributions will depend on market levels and specific transactions which occur. It does raise the possibility of creating net capital gains, which would be distributed to shareholders at year end.

The Market and Economic Conditions

Certainly the story of the fourth quarter was the disruption in the currency and securities markets in Southeast Asia. The dislocations felt in these markets overwhelmed many of the domestic considerations which would normally affect the fixed-income market, and were severe enough to change fundamental economic expectations in the United States and around the world. For the Fund it had a mixed effect, as the flight towards quality brought long interest rates in the U.S. to the lowest point in almost 20 years. While this was great news for Treasury bonds, Corporate bonds had a more muted response, reflecting the concerns about corporate profitability going forward.

The table below gives you some perspective of the havoc wrought over the last six months of 1997 in the Asian markets. It shows the loss of purchasing power in dollars that equity holders suffered. The trouble began with a run on the Thai currency (the baht), and then spread to neighboring economies.

                            6 Months Ending 12/31/97
                      Changes in Currency and Stock Market

                                                  Local            Combined
                      Currency vs. US$            Stocks          Loss in US$
                      ----------------            ------          -----------
   Indonesia               -55.0%                 -75.0%             -88.8%
   Korea                   -44.7                  -72.2              -84.6
   Thailand                -47.4                  -62.9              -80.5
   Malaysia                -34.8                  -64.0              -76.6
   Philippines             -33.2                  -55.6              -70.3
   Japan                   -12.4                  -35.0              -43.1


Since year end the Japanese yen has recovered somewhat, but the Indonesian rupiah is down another 25%, after recovering from an even lower level in January. Only China has been a pillar of relative stability while the wealth and financial systems of most countries in the area were severely damaged. As has been the case more often than not in financial markets, the seeds of destruction were over-leverage and speculation. For many years these economies, except for Japan, had enjoyed the fruits of rapid growth and low cost of capital. This led to non-economic investments based on highly optimistic financial projections. The surprise was the degree of cross-currency bank lending that caused the financial unwinding to cross national borders.

The immediate implications of this mess for the U.S. bond market are positive. Economic growth projections were revised downward initially, then revised downward again as the extent of the damage became better understood. Clearly, exporting to Southeast Asia will be quite difficult going forward. However, the major sentiment shift was in the outlook for inflation. Investors have been worried for quite some while about the prospects for a rebound in inflation, caused mainly by a very tight labor market. With unemployment near a modern low, and shortages appearing in the technology industries, wages seemed poised to advance. In fact, wage costs have bottomed at about a 3% annual growth rate and have started a slow rise. The new dawning on the financial markets was that wages might not matter for now, because corporations were not going to be able to raise prices. Of course, this logically results in a squeeze on corporate profits unless productivity continues its astounding rate of progress.

So as the U.S. economy ground forward at its 3.5+% rate of growth for the year, inflation expectations plummeted from over 3% to under 2%, as indicated by the U.S. Treasury's new inflation indexed notes (which have been very poor performers, thus far). The CPI for the year was 1.7%, with a reading of 2.2% for the "core" rate. Clearly the drop in commodity prices has tugged the CPI down harder than the modest uptrend in wages can offset, at least so far. The reaction of the bond market has been mostly rational -- interest rates moved to new lows, and Corporate obligations have done OK, but not great. The High Yield sector has been surprisingly strong, reacting to flows into higher yielding mutual funds, and a crossover flight of assets from the nervous Emerging Markets area.

Looking forward, the positives still outweigh the negatives for domestic bonds. We expect the economy to slow somewhat from 1997's pace, and experienced the first evidence of this during a rather blah Christmas shopping season. However,

2% growth with little inflation is a pretty happy picture for bonds. The Federal Reserve, which has been talking tough, is hog-tied by the Asian meltdown. Liquidity is needed on the world front, and is likely to be provided, unless actual domestic inflation turns measurably to the worse. We expect the trade deficit to head upwards, but all those dollars we export will end up somewhere, probably the short term Treasury market. Our own budget deficit is essentially gone for the moment, so the supply/demand equation for dollar assets should be good. The fly in the ointment is the absolute level of interest rates, which is low, except in the short term maturities. The table and chart below illustrate how the yield curve has shifted over the last six months. As you can see, the flattening has been dramatic.

 -------------------------------------------------------------------------------
                           Treasury Yields                  6/30/97 to 12/31/97

                                                           Yield          Total
                6/30/97        9/30/97       12/31/97      Change        Return
 -------------------------------------------------------------------------------
   1 year        5.65%         5.22%          5.48%        -0.17%         2.96%
   2 years       6.06          5.59           5.64         -0.42          3.75
   3 years       6.21          5.81           5.67         -0.54          4.38
   5 years       6.37          5.95           5.71         -0.66          5.88
   10 years      6.49          6.09           5.74         -0.75          8.67
   30 years      6.78          6.39           5.92         -0.86         15.15
 -------------------------------------------------------------------------------


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

    ------------------------------------------
                    6/30/97          12/31/97
    ------------------------------------------
    1 Year           15.65%           5.48%
    2 Years          6.06             5.64
    3 Years          6.21             5.67
    5 Years          6.37             5.71
    10 Years         6.49             5.74
    30 Years         6.78             5.92



The Portfolio

There were no fundamental changes in portfolio strategy during the quarter. We increased the amount in Corporate bond investments slightly during the quarter in response to widening yield spreads in that sector. The additions increased portfolio duration from 5.8 years back to 6.0 years. (Duration is a measure of the portfolio's sensitivity to interest rates. If interest rates were to rise by 1.0% from present levels, the value of Montgomery Street's portfolio would fall by about 6.0%, or vice versa.) Portfolio maturity increased from 15.6 years to
16.1 years as some of the short term investments were committed to the long market. In general, having a maturity greater than that of the market helped portfolio returns by approximately 1/2 of 1% during the fourth quarter.

Because Corporate yield spreads widened during the quarter, most Corporate bonds under-performed like maturity Treasuries. However, the Fund's Corporate issues did better than average for the Corporate sector. Before expenses, the investment grade portion of the portfolio returned about 3.1%. The below investment grade portion of the portfolio had a total return of 2.3% for the quarter, having better income but less maturity exposure in the upward moving market and suffering from the widening of quality spreads.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:

Portfolio Sector Allocation

PIE CHART DATA:

Mortgage              20.3%
Treasury               5.0%
Cash                   5.8%
Yankee                 5.9%
International          0.9%
Finance               15.3%
Utility                6.6%
Industrial            36.2%
Asset-Backed           4.0%
---------------------------
                       100%
===========================

The pie graph above shows the portfolio's sector weightings at the end of December. Our Corporate bond position increased to 63.9%, as we reduced Treasuries and Mortgages to take advantage of the widening Corporate yield spreads. [Note that "Yankees" are U.S. dollar denominated bonds issued by foreign corporations or governmental entities.] The portfolio's only foreign currency exposure was in a long Canadian Government bond, which makes up 0.9% of the total portfolio. Apache, Cablevision Systems, ENSCO, Hilton Hotels, Royal Caribbean, Simon DeBartolo, Tenet Healthcare, United Defense, and Viacom were new holdings at the end of the quarter, while Cole National Group, Fort James, LASMO, LCI International, Proffitt's, and WorldCom were sold. Once again the lower grade issues had performed quite well, but during the rally in bonds their prices had increased to the point where their eventual callability was a factor that limited their further upward progress. Proffitt's had also done quite well, but valuation seemed fairly high, especially considering their recent purchase of Carson Pirie Scott, so we sold. Likewise, we sold WorldCom when they announced their intention to buy MCI. Neither of these mergers were bad per se for the credits, but both created uncertainty about results during the integration process. As you can see, we redeployed these assets into a variety of industries, maintaining a focus on cable and media, and domestic oil.

The Mortgage component of the portfolio was reduced to 20.3% over the quarter. As noted in our previous letter, we focused our mortgage position in GNMA 7.5% securities early in the fourth quarter to help protect against rapid prepayments due to refinancing activity. These bonds in general did surprisingly well, given the extent of the drop in interest rates. However, it is difficult to expect that this favorable price action will continue in the face of the increasing level of prepayments, unless the bond market retreats and interest rates move up toward the 6% level.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:

Quality Distribution

PIE CHART DATA:

Government            25.5%
Cash                   5.8%
B                      8.8%
BB                    17.4%
BBB                   28.3%
A                      8.9%
AA                     4.4%
AAA                    0.9%
---------------------------
                       100%
===========================

The Fund's investment policy allows the portfolio to hold up to 30% of total assets in foreign denominated securities, preferreds, convertibles, private placements, and below investment grade debt securities. As of year end, the Fund held 28.2% of its assets in these categories, up from the 25.4% held three months prior. 26.3% of the portfolio was below investment grade in terms of credit rating. The largest below investment grade holding remained Borden Inc., a packaging company, at 2.2% of the total. Average quality for the overall portfolio was A, with the quality breakdown shown in the pie graph above.

Portfolio Management Responsibilities and Team

Stephen A. Wohler, Vice President of the Fund, leads the Fund's portfolio management team, having assumed responsibility for day-to-day management in 1988. Stephen has over 17 years' experience managing fixed-income investments. Kristin Bradbury, C.F.A., is responsible for quantitative analysis and trading for the portfolio. Kristin has 12 years of investment related experience. Almond
G. Goduti has replaced Mark Boyadjian as the mortgage specialist on the Fund. Al has 14 years of industry experience.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the
Plan) for the automatic reinvestment of your dividends and capital gains distributions in the shares of the Fund. This Plan also allows you to make additional cash investments in Fund shares. We recommend that you consider enrolling in the Plan to build your investments. State Street Bank and Trust Company is the Fund's Plan Agent, and the Plan's features are described beginning on page 23 of this report.

Scudder - Zurich Alliance and Special Meeting Results

On December 31, 1997, the Zurich Group ("Zurich") acquired a majority interest in Scudder, Stevens & Clark, Inc. ("Scudder"), the Fund's investment adviser, and Zurich Kemper Investments, Inc., an investment subsidiary of Zurich, became part of Scudder. The Delaware corporation formerly known as Scudder, Stevens & Clark, Inc. changed its name to "Scudder Kemper Investments, Inc." as of that date, and will continue to do business with the Fund under its new name on the same terms and conditions as previously in effect. The new Management and Investment Advisory Agreement between the Fund and Scudder Kemper Investments, Inc. was approved by shareholders of the Fund at the Special Meeting held on October 10, 1997. Please see the table entitled "Stockholders Meeting Results" on page 22 for more detailed information about the votes cast at the Special Meeting.

Summary

In summary, 1997 was a volatile year for bonds. Prices declined for the first one third of the year and then generally rose during the last half as the economy maintained balanced growth and inflation expectations were lowered. 1998 augurs as a year in which inflation should continue at low levels, but corporate earnings should begin to grow at slower rates than the last several years. Normally that is a good environment for bond investments. Great uncertainty exists regarding the intermediate implications of the Asia situation on the U.S. Iraq is also a wild card, both politically and from an oil pricing perspective.

Thank you for being a shareholder. We value our relationship with you.

Sincerely,

/s/John T. Packard                            /s/Stephen A. Wohler
--------------------------                    --------------------------
John T. Packard                               Stephen A. Wohler
President                                     Vice President
                                              Portfolio Manager of the Fund





--------------------------------------------------------------------------------
This report is sent to shareholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The Fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your Fund is guided by the following principal investment policies: At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 15% of total assets may be invested in securities which are restricted as to resale.

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20%--and be as to any one borrower more than 5%--of the Fund's total assets.

The Fund may loan portfolio securities so long as the Fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the Fund's total assets.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the Fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the Fund's total assets.

Subject to adoption of Board guidelines, the Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund's obligations under such instruments may not exceed the market value of the Fund's assets not subject to the 30% basket.

SCHEDULE OF INVESTMENTS
December 31, 1997

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
(under 1 year)
        Ford Motor Credit Co., 5.85%, 1/7/98 ...................................      5,500,000       5,500,000
        Ford Motor Credit Co., 6.08%, 1/7/98 ...................................        809,000         809,000
        Ford Motor Credit Co., 5.96%, 1/8/98 ...................................        748,000         748,000
        Household Finance Corp., 5.85%, 1/5/98 .................................      4,830,000       4,830,000
                                                                                                    -----------
        TOTAL SHORT-TERM INVESTMENTS (Cost $11,887,000) ........................                     11,887,000
                                                                                                    -----------

---------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BONDS -- 14.6%
(1 - 8 years)

U.S. TREASURY & AGENCY -- 5.0%
        U.S. Treasury Note, 6.5%, 5/31/02 ......................................     10,000,000      10,292,200
                                                                                                    -----------
FINANCIAL -- 3.1%
  Banks -- 1.6%
        Conti Financial Corp., senior note, 8.375%, 8/15/03 ....................      1,950,000       2,018,250
        First Nationwide Holding Corp., 10.625%, 10/1/03 .......................      1,250,000       1,396,875
                                                                                                    -----------
                                                                                                      3,415,125
                                                                                                    -----------
  Real Estate -- 1.5%
        Simon Debartolo Group LP, 6.875%, 10/27/05 .............................      3,000,000       3,032,730
                                                                                                    -----------
HEALTH -- 1.0%
  Hospital Management
        Tenet Healthcare Corp., senior note, 7.875%, 1/15/03 ...................      2,000,000       2,025,000
                                                                                                    -----------
MANUFACTURING -- 1.0%
  Diversified Manufacturing
        Borden Chemicals and Plastics L.P., note, 9.5%, 5/1/05 .................      2,000,000       2,125,000
                                                                                                    -----------
MEDIA -- 2.0%
  Broadcasting & Entertainment -- 0.5%
        Viacom Inc., senior note, 7.75%, 6/1/05 ................................      1,000,000       1,017,090
                                                                                                    -----------
  Cable Television -- 1.5%
        Rogers Cablesystems Ltd., senior secured note, 9.63%, 8/1/02 ...........      3,000,000       3,187,500
                                                                                                    -----------
TRANSPORTATION -- 1.0%
  Airlines
        Continental Airlines, Inc., 9.5%, 12/15/01 .............................      2,000,000       2,070,000
                                                                                                    -----------
UTILITIES -- 1.5%
  Electric Utilities
        Niagara Mohawk Power Corp., 8%, 6/1/04 .................................      3,000,000       3,178,740
                                                                                                    -----------
        TOTAL INTERMEDIATE-TERM BONDS (Cost $29,471,895) .......................                     30,343,385
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
LONG-TERM BONDS -- 76.2%
(over 8 years)
U.S. TREASURY & AGENCY -- 20.1%
        Government National Mortgage Association, 7.5%, with various
          maturities to 11/15/27 (b) ...........................................     40,557,662      41,546,052
                                                                                                    -----------
FOREIGN GOVERNMENT -- 0.9%
        Government of Canada, 8%, 6/1/23 .......................................  CAD 2,000,000       1,764,109
                                                                                                    -----------
METALS & MINERALS -- 0.7%
  Steel & Metals
        AK Steel Holding Corp., 9.125%, 12/15/06 ...............................      1,500,000       1,533,750
                                                                                                    -----------
CONSUMER DISCRETIONARY -- 2.0%
  Hotels & Casinos -- 1.0%
        Hilton Hotels Corp., senior note, 7.95%, 4/15/07 .......................      2,000,000       2,121,600
                                                                                                    -----------
  Miscellaneous -- 1.0%
        Royal Caribbean International, senior note, 7%, 10/15/07 ...............      2,000,000       2,014,660
                                                                                                    -----------
CONSUMER STAPLES -- 4.0%
  Food & Beverage
        Borden Inc., debenture, 9.2%, 3/15/21 ..................................      4,000,000       4,395,240
        Coca-Cola Co., Inc., debenture, 7.38%, 7/29/2093 .......................      3,500,000       3,865,505
                                                                                                    -----------
                                                                                                      8,260,745
                                                                                                    -----------
COMMUNICATIONS -- 1.5%
  Cellular Telephone
        ComCast Cellular, 9.5%, 5/1/07 .........................................      2,000,000       2,080,000
        Rogers Cantel Mobile Communications Inc., 9.375%, 6/1/08 ...............      1,000,000       1,055,000
                                                                                                    -----------
                                                                                                      3,135,000
                                                                                                    -----------
FINANCIAL -- 15.4%
  Banks -- 6.0%
        ABN-AMRO Bank NV, subordinated note, 7.13%, 10/15/2093 .................      5,000,000       5,105,850
        Bank United Financial Corp., 10.25%, 12/31/26 ..........................      1,500,000       1,545,000
        CoreStates Bank, 8%, 12/15/26 ..........................................      2,500,000       2,638,675
        Royal Bank of Scotland, 7.375%, 4/29/49 ................................      3,000,000       3,127,380
                                                                                                    -----------
                                                                                                     12,416,905
                                                                                                    -----------
  Other Financial Companies -- 3.9%
        Greentree Financial Corp., asset-backed, senior subordinated pass-thru
        certificate, Series 1993-4 B1, 7.2%, 1/15/19 ...........................      8,000,000       8,150,000
                                                                                                    -----------
  Real Estate -- 5.5%
        ERP Operating L.P. Note, 7.57%, 8/15/26 ................................      3,000,000       3,189,780
        Meditrust SBI, 7.82%, 9/10/26 ..........................................      3,000,000       3,150,000
        Spieker Properties, Inc., 7.5%, 10/1/27 ................................      2,000,000       2,024,500
        Taubman Realty Group LP, 7%, 8/1/07 ....................................      3,000,000       3,004,200
                                                                                                    -----------
                                                                                                     11,368,480
                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
MEDIA -- 7.3%
  Broadcasting & Entertainment -- 3.2%
        Paramount Communications, Inc., senior debenture, 7.5%, 7/15/23 ........      2,000,000       1,855,940
        Time Warner Inc., debenture, 9.125%, 1/15/13 ...........................      4,000,000       4,763,080
                                                                                                    -----------
                                                                                                      6,619,020
                                                                                                    -----------
  Cable Television -- 2.9%
        Cablevision Systems Corp., senior note, 7.875%, 12/15/07 ...............      2,500,000       2,550,000
        Tele-Communications Inc., 8.75%, 8/1/15 ................................      3,000,000       3,476,970
                                                                                                    -----------
                                                                                                      6,026,970
                                                                                                    -----------
  Print Media -- 1.2%
        Harcourt General, Inc., 7.3%, 8/1/2097 .................................      2,500,000       2,525,375
                                                                                                    -----------
DURABLES -- 4.8%
  Aerospace -- 3.5%
        Argo-Tech Corp., 8.625%, 10/1/07 .......................................      2,000,000       2,000,000
        Lockheed Martin Corp., 7.2%, 5/1/36 ....................................      3,000,000       3,251,160
        Tracor, Inc., 8.5%, 3/1/07 .............................................      2,000,000       2,020,000
                                                                                                    -----------
                                                                                                      7,271,160
                                                                                                    -----------
  Miscellaneous -- 1.3%
        Newport News Shipbuilding Co., senior note, 9.25%, 12/1/06 .............      2,500,000       2,643,750
                                                                                                    -----------
ENERGY -- 12.2%
  Chemicals -- 1.5%
        Lyondell Petrochemical Co., note, 7.55%, 2/15/26 .......................      3,000,000       3,115,860
                                                                                                    -----------
  Oil & Gas Production-- 10.7%
        Apache Corp., debenture, 7.7%, 3/15/26 .................................      3,310,000       3,607,635
        Belden & Blake Corp., 9.875%, 6/15/07 ..................................      2,000,000       2,020,000
        Canadian Forest Oil, 8.75%, 9/15/07 ....................................      2,000,000       2,017,500
        ENSCO International Inc., note, 6.75%, 11/15/07 ........................      4,000,000       4,024,400
        NGC Corp, 8.316%, 6/1/27 ...............................................      4,000,000       4,552,360
        Nuevo Energy Co., senior subordinated note, 9.5%, 4/15/06 ..............      2,000,000       2,115,000
        Unocal Corp., debenture, 9.4%, 2/15/11 .................................      3,000,000       3,715,230
                                                                                                    -----------
                                                                                                     22,052,125
                                                                                                    -----------
MANUFACTURING -- 2.0%
  Industrial Specialty -- 1.3%
        Hutchison Whampoa, Ltd., 7.5%, 8/1/27 ..................................      3,000,000       2,685,000
                                                                                                    -----------
  Diversified Manufacturing-- 0.7%
        United Defense Inds. Inc., senior subordinate note, 8.75%, 11/15/07 ....      1,500,000       1,509,375
                                                                                                    -----------
TECHNOLOGY -- 1.0%
  Semiconductors
        Fairchild Semiconductor Inc., 10.125%, 3/15/07 .........................      2,000,000       2,115,000
                                                                                                    -----------
TRANSPORTATION -- 1.5%
  Airlines
        Northwest Airlines Corp., 8.7%, 3/15/07 ................................      3,000,000       3,185,640
                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
UTILITIES -- 2.8%
  Natural Gas Distributors -- 1.3%
        ANR Pipeline, debenture, 9.625%, 11/1/21 ...............................      2,000,000       2,639,420
                                                                                                    -----------
  Electric Utilities-- 1.5%
        Southern Co. Capital Trust I, 8.19%, 2/1/37 ............................      3,000,000       3,171,420
                                                                                                    -----------

        TOTAL LONG-TERM BONDS (Cost $151,405,913)                                                   157,871,416
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.1%
                                                                                         Shares
                                                                                         ------
        Walden Residential Properties, Inc. Warrants (expire 1/1/02) ...........         80,000          90,000
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.0%

        Walden Residential Properties, Inc. (Cost $2,000,000) ..................         80,000       2,055,000
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.0%

        United Dominion Realty Trust Inc., "A", 4/24/00, 9.25%
        (Cost $2,000,000) ......................................................         80,000       2,095,000
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENT PORTFOLIO-- 98.6% (Cost $196,764,808) (a) .............                    204,341,801
        OTHER ASSETS AND LIABILITIES, NET-- 1.4% ...............................                      2,973,901
                                                                                                    -----------
        NET ASSETS -- 100.0% ...................................................                    207,315,702
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------


 (a) The cost for federal income tax purposes was $196,764,808. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $7,576,993. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,871,703 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $294,710.

 (b)     Effective maturities will be shorter due to prepayments.

 * Principal amount is stated in U.S. dollars unless otherwise specified. Currency abbreviations used in this portfolio:
         CAD   Canadian Dollar

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
   Investments, at market (identified cost $196,764,808) ...............                       $  204,341,801
   Cash ................................................................                              285,662
   Interest and dividends receivable ...................................                            2,901,570
   Other assets ........................................................                                2,992
                                                                                               --------------
                                                            Total Assets                          207,532,025


LIABILITIES
   Accrued management fee ..............................................       $    86,135
   Other payables and accrued expenses .................................           130,188
                                                                               -----------
                                                       Total Liabilities                              216,323
                                                                                               --------------
      NET ASSETS, at market value                                                              $  207,315,702
                                                                                               ==============

NET ASSETS
   Net assets consist of:
      Undistributed net investment income ..............................                       $      168,202
      Net unrealized appreciation (depreciation) on
         Investments ...................................................                            7,576,993
         Foreign currency related transactions .........................                                  (19)
      Accumulated net realized gain (loss) .............................                             (162,232)
      Paid-in capital ..................................................                          199,732,758
                                                                                               --------------
      NET ASSETS, at market value ......................................                       $  207,315,702
                                                                                               ==============

Net Asset Value Per Share ($207,315,702 / 10,219,267 shares of common stock outstanding, $.001 par value, 30,000,000
   shares authorized) ..................................................                               $20.29
                                                                                                       ======

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1997

INVESTMENT INCOME
   Income:
      Interest ..........................................................                       $  15,493,797
      Dividends .........................................................                             355,768
                                                                                                -------------
                                                                                                   15,849,565

   Expenses:
      Management and investment advisory fee ............................    $     991,937
      Directors' fees and expenses ......................................           78,689
      Services to shareholders ..........................................           92,054
      Reports to shareholders ...........................................           86,261
      Auditing ..........................................................           71,550
      Legal .............................................................           23,287
      Custodian fees ....................................................           16,012
      State franchise tax ...............................................              800
      Other .............................................................           63,403          1,423,993
                                                                             -------------      -------------
                                                    Net Investment Income                          14,425,572
                                                                                                -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from:
      Investment securities .............................................                           3,553,116
      Foreign currency related transactions .............................                              (2,493)
                                                                                                -------------
                                                                                                    3,550,623
   Net unrealized appreciation (depreciation) during the period on:
      Investment securities .............................................                           4,411,891
      Foreign currency related transactions .............................                                  33
                                                                                                -------------
                                                                                                    4,411,924
                                                                                                -------------
   Net gain (loss) on investments .......................................                           7,962,547
                                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................................                       $  22,388,119
                                                                                                =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31,
                                                                           ----------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                  1997               1996

Operations:
Net investment income .................................................    $    14,425,572      $  13,940,795
Net realized gain (loss) from investment transactions .................          3,550,623          2,330,201
Net unrealized appreciation (depreciation) on investment and
   foreign currency related transactions during the period ............          4,411,924         (6,065,303)
                                                                           ---------------      -------------
Net increase (decrease) in net assets resulting from operations .......         22,388,119         10,205,693
                                                                           ---------------      -------------
Dividends to shareholders from net investment income ..................        (14,662,530)       (14,163,424)
                                                                           ---------------      -------------
Fund share transactions:
   Reinvestment of dividends from net investment income ...............          1,124,291          1,176,267
                                                                           ---------------      -------------
Increase (decrease) in net assets .....................................          8,849,880         (2,781,464)
Net assets at beginning of period .....................................        198,465,822        201,247,286
                                                                           ---------------      -------------
Net assets at end of period (including undistributed net invesment
   income of $168,202 and $64,006, respectively) ......................    $   207,315,702     $  198,465,822
                                                                           ===============      =============

Other Information
Increase in Fund shares
Shares outstanding at beginning of period .............................         10,158,937         10,091,241
Shares issued to shareholders in reinvestment of dividends
   from net investment income .........................................             60,330             67,696
                                                                           ---------------      -------------
Shares outstanding at end of period ...................................         10,219,267         10,158,937
                                                                           ===============      =============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data (a) for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                                          Years Ended December 31,
                                            -----------------------------------------------------
                                             1997        1996       1995        1994        1993
                                            -----------------------------------------------------
Net asset value, beginning of period .....  $19.54      $19.94     $17.72      $20.13      $19.30
                                            ------      ------     ------      ------      ------
Income from investment operations:
  Income .................................    1.56        1.53       1.57        1.51        1.68
  Operating expenses .....................    (.14)       (.15)      (.14)       (.14)       (.15)
                                            ------      ------     ------      ------      ------
  Net investment income ..................    1.42        1.38       1.43        1.37        1.53
  Net realized and unrealized
     gain (loss) .........................     .77        (.38)      2.19       (2.42)        .84
                                            ------      ------     ------      ------      ------
Total from investment operations .........    2.19        1.00       3.62       (1.05)       2.37
                                            ------      ------     ------      ------      ------
Less distributions:
   From net investment income ............   (1.44)      (1.40)     (1.40)      (1.36)      (1.54)
                                            ------      ------     ------      ------      ------
Net asset value, end of period ...........  $20.29      $19.54     $19.94      $17.72      $20.13
                                            ======      ======     ======      ======      ======
Per share market value, end of period ....  $19.50      $17.38     $18.00      $15.75      $19.75
                                            ======      ======     ======      ======      ======
Price range on New York Stock Exchange
  for each share of Common Stock
  outstanding during the period
  (Unaudited):
   High ..................................  $19.94      $19.50     $19.13      $20.25      $22.38
   Low ...................................  $17.25      $16.75     $15.75      $15.25      $19.25
Total Investment Return
  Per share market value (%) .............   21.15        4.54      23.69      (13.54)       2.02
  Per share net asset value (%) (b) ......   12.09        6.08      21.78       (4.51)      12.47
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...     207         198        201         178         200
Ratio of operating expenses to
  average daily net assets (%) ...........     .71         .76        .73         .71         .73
Ratio of net investment income to
  average daily net assets (%) ...........    7.17        7.07       7.45        7.28        7.53
Portfolio turnover rate (%) ..............   162.2(c)     92.1       76.4       137.0       122.8

----------
(a)   Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value.
(c) The portfolio turnover rate including mortgage dollar roll transactions aggregated 218.1% for the year ended December 31, 1997.

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

Note A--SIGNIFICANT ACCOUNTING POLICIES. Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates.

      Significant accounting policies are summarized as follows:

      Valuation of Investments--Portfolio debt securities with original maturities greater than sixty days upon purchase are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, or if the Adviser does not believe that the value supplied by the pricing agent represents fair market value, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. Securities for which market quotations are not available are valued as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Foreign Currency Translations--The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

      The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

      Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

      Mortgage Dollar Rolls--The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

      Federal Income Taxes--The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

      As of December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $30,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2003, the expiration date, whichever occurs first.

      Distribution of Income and Gains--Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

      The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles
      (GAAP). These differences relate primarily to investments in mortgage backed securities and foreign denominated securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

      Other--Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note B--MANAGEMENT AND INVESTMENT ADVISORY FEE. Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Stockholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Fund's Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser for services rendered, an annual fee, payable monthly, equal to
 .50 of 1% of the value of the net assets of the Fund up to and including $150 million; .45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and .40 of 1% of the value of the net assets of the Fund over $200 million. The Management Agreement also provides that the Adviser will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Management Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Adviser. For the year ended December 31, 1997, the fee pursuant to the Management Agreement amounted to $991,937, equivalent to an effective rate of 0.49% of the Fund's average daily net assets.

None of the Directors are affiliated with the Adviser. For the year ended December 31, 1997, Directors' fees and expenses aggregated $78,689.

Note C--PURCHASES AND SALES OF INVESTMENTS. For the year ended December 31, 1997, purchases and sales of investment securities (excluding direct U.S. government obligations, short-term investments, and mortgage dollar roll transactions) aggregated $284,144,933 and $293,719,249, respectively. Purchases and sales of direct U.S. Government obligations aggregated $10,063,281 and $11,326,734, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $129,253,641 and $129,934,711, respectively.

Report of Ernst & Young LLP,
Independent Auditors

      To the Shareholders and Board of Directors Montgomery Street Income Securities, Inc. San Francisco, California

      We have audited the accompanying statement of assets and liabilities of Montgomery Street Income Securities, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/Ernst & Young LLP

      Boston, Massachusetts
      February 6, 1998

TAX INFORMATION

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

In many states the amount of income you received from direct obligations of the U.S. Government is exempt from your state income taxes. Of the Montgomery Street Income Securities, Inc.'s dividend from ordinary income, 7.68% was derived from direct obligations of the U.S. Government.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Montgomery Street account, please call 1-800-426-5523.

STOCKHOLDER MEETING RESULTS

A Special Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Fund") was held on Thursday, October 10, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 101 California Street, Suite 4100, San Francisco, California. The following matter was voted upon by Stockholders (the resulting votes for this matter are presented below).


1. To approve the new Investment Management, Advisory and Administration Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

        For            Against        Abstain          Broker Non-Votes*
        ---            -------        -------          -----------------
     7,665,099         117,405        132,774                  0







--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   All registered shareholders of the Fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered shareholders, on request or on becoming registered shareholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund's Common Stock. State Street Bank and Trust Company is the agent (the "Plan Agent") for shareholders who elect to participate in the Plan.

   If a shareholder chooses to participate in the Plan, the shareholder's dividends and capital gains distributions will be promptly invested, automatically increasing the shareholder's holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the shareholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the Fund will issue new shares to the shareholder at the greater of the following on the Valuation Date:
(a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the shareholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the shareholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the shareholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

   Shareholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the shareholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, shareholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, shareholders are currently charged $1 for each Voluntary Cash Investment.

   Shareholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund or the Plan Agent upon written notice mailed to the shareholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

   Alternatively, shareholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable

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event for federal income tax purposes and may be taxable for state and local tax purposes.

   The Plan may be amended by the Fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to shareholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

   An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

   Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, or by calling (800) 426-5523.